Exhibit 99.2
STOCK OPTION AGREEMENT
(Nonqualified Stock Option)
     This Stock Option Agreement (this “Agreement”), is entered into effective as of the Grant Date (as defined in paragraph 1), by and between Commerce Energy Group, Inc., a Delaware corporation (the “Company”), and the employee and officer of the Company listed in paragraph 1 (the “Optionee”).
Recitals
     WHEREAS, the Optionee has entered into an Employment Agreement (the “Employment Agreement”) dated as of December 1, 2005 with the Company;
     WHEREAS, the Employment Agreement provides that the Optionee shall be granted an option to purchase 120,000 shares of the Company’s common stock, $0.001 par value per share, upon the commencement of his employment;
     WHEREAS, the grant of stock options reflected by this Agreement is made pursuant to the terms of Section 4(c) of the Employment Agreement;
          WHEREAS, the Company maintains the Commonwealth Energy Corporation 1999 Equity Incentive Plan, as amended (the “Plan”), which is incorporated into and forms a part of this Agreement;
          WHEREAS, the Compensation Committee of the Company’s Board of Directors (the “Board”) administers the Plan with respect to option grants to officers and employees; and
          WHEREAS, the Optionee has been selected by the Committee to receive a non-qualified stock option to purchase shares of the Company’s common stock under the Plan.
Agreement
     1. Terms of Award.
          (a) The following terms used in this Agreement shall have the meanings set forth in this paragraph 1:
               (i) The “Optionee” is Lawrence Clayton, Jr.
               (ii) The “Grant Date” is December 1, 2005.
               (iii) The number of “Option Shares” shall be 120,000 shares of Common Stock.
               (iv) The “Exercise Price” is $1.68 per share.

          (b) Other terms used in this Agreement are defined pursuant to paragraph 14 or elsewhere in this Agreement.
     2. Award and Exercise Price. This Agreement specifies the terms of the option (the “Option”) granted to the Optionee to purchase the number of Option Shares at the Exercise Price per share as set forth in paragraph 1. The Option is not intended to constitute an “incentive stock option” as that term is used in section 422 of the Code.
     3. Date of Exercise and Vesting.
          (a) Subject to the limitations of this Agreement, the Option shall be exercisable according to the following schedule, with respect to each installment shown in the schedule on and after the Vesting Date applicable to such installment:

Amount Vested per Period/
Vesting Dates	Cumulative Amount Vested
December 1, 2006	40,000/40,000
December 1, 2007	40,000/80,000
December 1, 2008	40,000/120,000
          (b) Upon the Optionee’s termination of employment as a result of Termination by the Company without Cause or by the Optionee for Good Reason, a number of Options shall vest equal to the Options that would have vested over the twelve (12) month period after such termination if the Optionee remained employed by the Company, as long as the Optionee signs the severance agreement and general release document attached to the Employment Agreement.
          (c) An installment shall not become exercisable on the otherwise applicable vesting date if the Optionee’s termination date occurs on or before such vesting date; provided, however, that some or all of such Option Shares may become fully vested and exercisable in the discretion of the Committee. Subject to the provisions of paragraph 4, the Option may be exercised on or after the termination date only as to that portion of the Option Shares as to which it was exercisable immediately prior to the termination date, or as to which it became exercisable on the termination date in accordance with this paragraph 3.
     4. Expiration.
          (a) The vested portion of the Option shall not be exercisable after the Company’s close of business on the last business day that occurs prior to the Expiration Date.
          (b) The “Expiration Date” shall be earliest to occur of:
               (i) December 1, 2015;
               (ii) if the Optionee’s termination date occurs by reason of death or Incapacity, the one-year anniversary of such termination date;
               (iii) if the Optionee’s termination date occurs for reasons other than death, Incapacity, or Cause, the three month anniversary of such termination date; or

               (iv) the earliest to occur of any of the following events (each a “Corporate Event”): (A) the dissolution or liquidation of the Company or a merger, consolidation or reorganization (including the sale of substantially all of its assets) of the Company with one or more entities, corporate or otherwise, as a result of which the Company is not the surviving entity; or (B) the merger or other reorganization of the Company with one or more entities, corporate or otherwise, as a result of which the outstanding shares of the Common Stock are changed into or exchanged for shares of the capital stock or other securities of another entity or for cash or other property; provided, however, that the Company may, in its discretion, and immediately prior to any Corporate Event, cause a new option to be substituted for this Option or cause this Option to be assumed by a successor entity or a parent or subsidiary of such entity; and such new option shall apply to all shares issued in addition to or substitution, replacement or modification of the shares of Common Stock theretofore covered by this Option.
          (c) Notwithstanding subparagraphs (a) and (b) of this paragraph 4, if the Optionee ceases to be an officer or employee of the Company or a Subsidiary due to Cause, all of the Optionee’s options shall terminate immediately upon such cessation, whether or not then exercisable.
          (d) The Company shall cause written notice to be given to the Optionee of the proposed Corporate Event not less than twenty (20) days prior to the anticipated effective date thereof, for the purpose of affording the Optionee the opportunity to exercise the Option, in accordance with the provisions of this Agreement, effective immediately prior to the consummation of the Corporate Event.
     5. Method of Option Exercise.
          (a) Subject to the terms of this Agreement and the Plan, the Option may be exercised in whole or in part by filing a written notice(s), in the form attached hereto as Exhibit A, with the Secretary of the Company at its corporate headquarters prior to the Company’s close of business on the last business day that occurs prior to the Expiration Date. Such notice shall specify the number of shares of Common Stock which the Optionee elects to purchase, and shall be accompanied by payment of the Exercise Price for such shares of Common Stock indicated by the Optionee’s election. Payment shall be by cash or by check payable to the Company or, where expressly approved for the Optionee by the Committee and where permitted by law:
               (i) by cancellation of indebtedness of the Company to the Optionee;
               (ii) by surrender of shares that either: (A) have been owned by the Optionee for more than six (6) months and have been paid for within the meaning of Rule 144 under the Securities Act of 1933, as amended; or (B) were obtained by the Optionee in the public market;
               (iii) by waiver of compensation due or accrued to the Optionee for services rendered;
               (iv) with respect only to purchases upon exercise of the Option, and provided that a public market for the Company’s stock exists:

                    (1) through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Option Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Option Shares to forward the Exercise Price directly to the Company; or
                    (2) through a “margin” commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Option Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Option Shares to forward the Exercise Price directly to the Company; or
               (v) by any combination of the foregoing.
     6. Transferability of Option. The Option granted hereunder may not be transferred by the Optionee except upon death by will or the laws of descent and distribution. Unless the context otherwise requires, references herein to the Optionee are deemed to include any permitted transferee under this paragraph 6. During the Optionee’s lifetime, only the Optionee (or his guardian or legal representative) may exercise the Option. In the event of the Optionee’s death, the Option (to the extent still held by the Optionee at such time) may be exercised only (i) by the executor or administrator of the Optionee’s estate or the person or persons to whom his rights under the Option shall pass by will or the laws of descent and distribution and (ii) to the extent that the Optionee was entitled hereunder at the date of the Optionee’s death.
     7. Withholding of Taxes.
          (a) Withholding Generally. Upon exercise of this Option, the Company may require the Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for the Option Shares.
          (b) Stock Withholding. When, under applicable tax laws, the Optionee incurs tax liability in connection with the exercise or vesting of this Option that is subject to tax withholding and the Optionee is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Optionee to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Option Shares to be issued that number of shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by the Optionee to have Option Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.
     8. Compliance With Securities Laws. This Option shall not be exercisable if such exercise would involve a violation of any applicable Federal or state securities law.

     9. No Rights As Shareholder. The Optionee shall not have any rights of a shareholder with respect to the shares subject to the Option, until a stock certificate has been duly issued following exercise of the Option as provided herein.
     10. Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Optionee from the office of the Secretary of the Company; and this Agreement is subject to all interpretations, amendments, rules and regulations promulgated by the Board from time to time pursuant to the Plan.
     11. Not An Employment Contract. The Option will not confer on the Optionee any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of the Optionee’s employment or other service at any time.
     12. Adjustments. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then the Exercise Prices of and number of Option Shares subject to this Option will be proportionately adjusted, subject to any required action by the Committee or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.
     13. Amendment. Except as otherwise provided herein, any provision of this Agreement may be amended or waived only with the prior written consent of the Optionee and the Committee.
     14. Certain Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:
          (a) “Board” means the Board of Directors of the Company.
          (b) “Cause” shall mean any of the following: (i) material breach by the Optionee of the Employment Agreement, of a Company policy or of a law, rule or regulation applicable to the Company or its operations; (ii) demonstrated and material neglect of duties, or failure or refusal to perform the material duties of the Optionee’s position following written notice from the Board and a reasonable opportunity to cure of not less than 20 days, or the failure to follow a reasonable and lawful instruction of the Board following written notice from the Board and an opportunity to cure of at least ten (10) days, unless, in either case, the Board reasonably determines that notice and the opportunity to cure would be impractical or futile; (iii) misconduct, dishonesty, self-dealing, fraud or similar conduct; or (iv) conviction of a crime or plea of guilty or nolo contendere for other than a minor traffic offense.
          (c) “Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

          (d) “Committee” shall mean the Compensation Committee of the Board, or in the absence of a Compensation Committee, the Board.
          (e) “Common Stock” shall mean the Common Stock, $0.001 par value per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.
          (f) “Fair Market Value” of a share of Common Stock of the Company shall mean, as of any date (the “Determination Date”): (i) the closing price of a share of Common Stock on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on The Nasdaq Stock Market or a successor quotation system, (A) the last sales price (if the stock is then listed on the Nasdaq National Market) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by The Nasdaq Stock Market or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on The Nasdaq Stock Market but is otherwise traded in the over-the-counter market, the mean between the representative bid and asked prices on the Determination Date; or (iv) if clauses (i)-(iii) do not apply, the fair market value established in good faith by the Board.
          (g) “Good Reason” shall mean any one of the following, provided that with respect to (i) and (ii) below, the Company has failed to cure the occurrence within twenty (20) days of receiving written notice from the Optionee specifying the event or condition constituting the Good Reason and the specific reasonable cure requested by the Optionee: (i) reduction in the Optionee’s salary or participation in benefits, except as part of a general change in compensation plans or benefits for all similarly situated executives; (ii) any failure by the Company to comply with a material provision of the Employment Agreement; or (iii) within 180 days after a Change in Control (as defined in this Agreement).
          (h) “Change in Control” shall mean any of the following events:
               (i) the acquisition by any person (as such term is defined in Section 13(c) or 14(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), other than (i) a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company or (ii) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities of such entity (an “Affiliate”), of any securities of the Company, immediately after which such Person has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than fifty percent (50%) of (i) the outstanding shares of Common Stock or (ii) the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors;
               (ii) the Company is a party to a merger or consolidation with a person other than an Affiliate which results in the holders of voting securities of the Company outstanding immediately before such merger or consolidation failing to continue to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation; or

               (iii) all or substantially all of the assets of the Company are, in any transaction or series of transactions, sold or otherwise disposed of (other than to an Affiliate);
               (iv) provided, however, that in no event shall a “Change in Control” be deemed to have occurred for purposes of this Agreement (i) solely because the Company engages in an internal reorganization, which may include a transfer of assets to, or a merger or consolidation with, one or more Affiliates, or (ii) as a result of any transaction or series of transactions that has been approved by the Board.
          (i) “Incapacity” means the Optionee becomes unable, due to physical or mental illness or injury, to perform the essential duties of his employment for more than 12 weeks in any twelve month period with or without reasonable accommodation.
          (j) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     15. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California as such laws are applied to contracts entered into and performed in such State.
     16. Entire Agreement. The Agreement, together with the Plan, constitutes the entire agreement of the parties and supercedes any and all agreements, either oral or in writing, between the parties with respect to the subject matter hereof.
[SIGNATURE PAGE FOLLOWS]

Signature Page to Stock Option Agreement
     IN WITNESS WHEREOF, the parties have executed this Agreement to reflect the grant which was authorized on the Grant Date as first above written.

“COMPANY”

COMMERCE ENERGY GROUP, INC.

By :	/S/ STEVEN S. BOSS

Steven S. Boss
Chief Executive Officer

“OPTIONEE”

/S/ LAWRENCE S. CLAYTON, JR.
Lawrence Clayton, Jr.

EXHIBIT A
Form of Letter to be Used to Exercise Nonqualified Stock Option

Date
Commerce Energy Group, Inc.
600 Anton Boulevard, Suite 2000
Costa Mesa, CA 92626
Attention: Chief Financial Officer
     I wish to exercise the stock option granted on December 1, 2005 and evidenced by a Stock Option Agreement to acquire 120,000 shares of Common Stock of Commerce Energy Group, Inc., at an option price of [$1.68] per share (the “Option”) as follows (please check the applicable box):
     ☐ in part for ______ shares of Common Stock
     ☐ in full for all ______ shares of Common Stock that remain subject to the Option
     In accordance with the provisions of the Stock Option Agreement, I wish to make payment of the exercise price as follows (please check all that apply):
     ☐ in cash
     ☐ by delivery of shares of Common Stock held by me
     ☐ by simultaneous sale through a broker of Option Shares
     ☐ by authorizing the Company to withhold Option Shares

Please issue a certificate for these shares in the following name:

Name

Address

Very truly yours,

Signature

Lawrence Clayton, Jr.

Typed or Printed Name

Social Security Number